SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
               (Date of earliest event reported: October 11, 2005)

                                   TEAM, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



           Texas                        0-9950                 74-1765729
       --------------               --------------           --------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)




                                200 Hermann Drive
                               Alvin, Texas 77511
              (Address of principal executive offices and zip code)


              Registrant's telephone number, including area code
                                 (281) 331-6154


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ITEM 8.01 - OTHER EVENTS

On October 11, 2005, the Registrant disseminated a Press Release announcing its earnings for the first quarter of fiscal 2006. The information contained in the Press Release dated October 11, 2005 is incorporated herein by reference and attached as Exhibit 99.1 hereto.

     99.1       The Registrant's Press Release dated October 11, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TEAM, INC.



                                          By: /s/ Ted W. Owen
                                              ---------------------
                                              Ted W. Owen
                                              Senior Vice President


Date: October 11, 2005